Convertible Preferred Shares - Disclosure of Movement in Preference Shares at End of Each Reporting Period (Detail) - Series C Preferred Shares [Member] - Preferred Shares [Member] - Level 3 Fair Value [Member]
$ in Thousands
6 Months Ended
Jun. 30, 2023 USD ($)
Disclosure of Movement in Preference Shares at End of Each Reporting Period [Line Items]
Beginning Balance	$ 511,861
Change in fair value	76,424
Conversion of convertible preferred shares into post-closing ordinary shares	$ (588,285)